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                        PROVIDENT BANKSHARES CORPORATION

                                POWER OF ATTORNEY



     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the "Company"), hereby appoints Carl W. Stearn, James R. Wallis and R. Wayne Hall, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual Report on Form 10-K for the Company pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the "Form 10-K").

     2. To file or cause to be filed the Form 10-K with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.

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     This power of  attorney  shall  continue  in full  force and  effect  until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ Carl W. Stearn                               December 17, 1997
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Carl W. Stern


/s/ Peter M. Martin                              December 17, 1997
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Peter M. Martin


/s/ James R. Wallis                              December 17, 1997
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James R. Wallis


/s/ R. Wayne Hall                                December 17, 1997
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R. Wayne Hall


/s/ Robert B. Barnhill, Jr.                      December 17, 1997
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Robert B. Barnhill, Jr.


/s/ Melvin A. Bilal                              December 17, 1997
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Melvin A. Bilal


/s/ Dr. Calvin W. Burnett                        December 17, 1997
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Dr. Calvin W. Burnett

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/s/ Ward B. Coe, III                             December 17, 1997
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Ward B. Coe, III


/s/ Charles W. Cole                              December 17, 1997
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Charles W. Cole


/s/ M. Jenkins Cromwell, Jr.                     December 17, 1997
----------------------------
M. Jenkins Cromwell, Jr.


/s/ Pierce B. Dunn                               December 17, 1997
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Pierce B. Dunn


/s/ Enos K. Fry                                  December 17, 1997
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Enos K. Fry


/s/ Herbert W. Jorgensen                         December 17, 1997
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Herbert W. Jorgensen


/s/ Mark K. Joseph                               December 17, 1997
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Mark K. Joseph


/s/ Barbara B. Lucas                             December 17, 1997
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Barbara B. Lucas


/s/ Frederick W. Meier, Jr.                      December 17, 1997
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Frederick W. Meier, Jr.

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/s/ Sister Rosemarie Nassif                      December 17, 1997
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Sister Rosemarie Nassif


/s/ Francis G. Riggs                             December 17, 1997
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Francis G. Riggs


/s/ Sheila K. Riggs                              December 17, 1997
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Sheila K. Riggs